UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
          The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners
Variable Investors
Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective.

Portfolio name change

During the fourth quarter of 2009, it is expected that the Portfolio’s name will change to Legg Mason ClearBridge Variable Investors Portfolio. There will be no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio at a glance	1

Portfolio expenses	2

Schedule of investments	4

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Variable Investors Portfolio   I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

II   Legg Mason Partners Variable Investors Portfolio

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned 4.32%, 9.96% and 2.64%, respectively, during the six-month period ended June 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 11.52% and -3.05%, respectively. This disparity in returns was due, in part, to the strong performance of growth-oriented technology stocks and the weak performance of value-oriented financial stocks.

Performance review
For the six months ended June 30, 2009, Class I shares of Legg Mason Partners Variable Investors Portfolio1 returned 2.17%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Russell 1000 Value Indexx, returned 3.16% and -2.87% for the same period. The Lipper Variable Large Cap Value Funds Category Average2 returned 0.43% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 125 funds in the Portfolio’s Lipper Category.

Legg Mason Partners Variable Investors Portfolio   III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of June 30, 2009 (unaudited)

6 MONTHS
(not annualized)
Variable Investors Portfolio[1] — Class I Shares	2.17%

S&P 500 Index	3.16%

Russell 1000 Value Index	-2.87%

Lipper Variable Large Cap Value Funds Category Average[2]	0.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio for Class I shares was 0.73%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 125 funds in the Portfolio’s Lipper Category.

IV   Legg Mason Partners Variable Investors Portfolio

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Important information with regard to certain regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
 Chairman, President and Chief Executive Officer

July 31, 2009

Legg Mason Partners Variable Investors Portfolio   V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in common stocks are subject to market fluctuations. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI   Legg Mason Partners Variable Investors Portfolio

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   1

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	2.17%	$1,000.00	$1,021.70	0.76%	$3.81

[1]	For the six months ended June 30, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,021.03	0.76%	$3.81

[1]	For the six months ended June 30, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   3

Schedule of investments (unaudited)
June 30, 2009

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 98.6%

CONSUMER DISCRETIONARY — 15.7%

	Hotels, Restaurants & Leisure — 2.3%

94,400	McDonald’s Corp.	$5,427,056

	Media — 10.1%
243,520	DISH Network Corp.*	3,947,459

438,850	News Corp., Class A Shares	3,997,923

141,700	Scripps Networks Interactive, Class A Shares	3,943,511

214,700	SES Global SA, FDR(a)	4,098,517

81,117	Time Warner Cable Inc.	2,568,975

198,466	Time Warner Inc.	4,999,359

	Total Media	23,555,744

	Multiline Retail — 1.5%
88,600	Target Corp.	3,497,042

	Specialty Retail — 1.8%
181,500	Home Depot Inc.	4,288,845

	TOTAL CONSUMER DISCRETIONARY	36,768,687

CONSUMER STAPLES — 15.9%

	Food & Staples Retailing — 2.8%
137,000	Wal-Mart Stores Inc.	6,636,280

	Food Products — 3.3%
161,046	Kraft Foods Inc., Class A Shares	4,080,906

152,300	Unilever PLC, ADR	3,579,050

	Total Food Products	7,659,956

	Household Products — 4.3%
147,600	Kimberly-Clark Corp.	7,738,668

44,600	Procter & Gamble Co.	2,279,060

	Total Household Products	10,017,728

	Tobacco — 5.5%
127,300	Altria Group Inc.	2,086,447

42,000	Lorillard Inc.	2,846,340

181,800	Philip Morris International Inc.	7,930,116

	Total Tobacco	12,862,903

	TOTAL CONSUMER STAPLES	37,176,867

See Notes to Financial Statements.

4   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE
ENERGY — 14.9%

	Energy Equipment & Services — 2.5%
156,300	Halliburton Co.	$3,235,410

36,166	Transocean Ltd.*	2,686,772

	Total Energy Equipment & Services	5,922,182

	Oil, Gas & Consumable Fuels — 12.4%
41,220	Devon Energy Corp.	2,246,490

563,300	El Paso Corp.	5,199,259

88,400	Exxon Mobil Corp.	6,180,044

61,800	Royal Dutch Shell PLC, ADR, Class A Shares	3,101,742

116,724	Suncor Energy Inc.	3,541,406

159,460	Total SA, ADR	8,647,516

	Total Oil, Gas & Consumable Fuels	28,916,457

	TOTAL ENERGY	34,838,639

FINANCIALS — 20.6%

	Capital Markets — 2.5%
88,150	Bank of New York Mellon Corp.	2,583,677

67,670	State Street Corp.	3,194,024

	Total Capital Markets	5,777,701

	Commercial Banks — 3.6%
35,900	PNC Financial Services Group Inc.	1,393,279

291,320	Wells Fargo & Co.	7,067,423

	Total Commercial Banks	8,460,702

	Consumer Finance — 1.7%
112,620	American Express Co.	2,617,289

68,750	Capital One Financial Corp.	1,504,250

	Total Consumer Finance	4,121,539

	Diversified Financial Services — 5.8%
481,120	Bank of America Corp.	6,350,784

209,540	JPMorgan Chase & Co.	7,147,409

	Total Diversified Financial Services	13,498,193

	Insurance — 7.0%
99,500	Chubb Corp.	3,968,060

85,660	Loews Corp.	2,347,084

179,007	Marsh & McLennan Cos. Inc.	3,603,411

158,160	Travelers Cos. Inc.	6,490,886

	Total Insurance	16,409,441

	TOTAL FINANCIALS	48,267,576

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   5

Schedule of investments (unaudited) continued
June 30, 2009

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE
HEALTH CARE — 8.8%

	Health Care Providers & Services — 2.1%
91,720	UnitedHealth Group Inc.	$2,291,166

52,400	WellPoint Inc.*	2,666,636

	Total Health Care Providers & Services	4,957,802

	Pharmaceuticals — 6.7%
74,100	Abbott Laboratories	3,485,664

90,500	Merck & Co. Inc.	2,530,380

110,300	Novartis AG, ADR	4,499,137

159,800	Pfizer Inc.	2,397,000

19,210	Roche Holding AG(a)	2,613,496

	Total Pharmaceuticals	15,525,677

	TOTAL HEALTH CARE	20,483,479

INDUSTRIALS — 6.3%

	Aerospace & Defense — 2.5%
55,200	Boeing Co.	2,346,000

82,400	Raytheon Co.	3,661,032

	Total Aerospace & Defense	6,007,032

	Industrial Conglomerates — 3.8%
361,450	General Electric Co.	4,236,194

88,500	United Technologies Corp.	4,598,460

	Total Industrial Conglomerates	8,834,654

	TOTAL INDUSTRIALS	14,841,686

INFORMATION TECHNOLOGY — 4.3%

	Computers & Peripherals — 2.5%
54,500	International Business Machines Corp.	5,690,890

	Software — 1.8%
179,400	Microsoft Corp.	4,264,338

	TOTAL INFORMATION TECHNOLOGY	9,955,228

MATERIALS — 1.7%

	Chemicals — 1.7%
62,700	Air Products & Chemicals Inc.	4,049,793
TELECOMMUNICATION SERVICES — 7.7%

	Diversified Telecommunication Services — 6.8%
255,812	AT&T Inc.	6,354,370

91,247	Embarq Corp.	3,837,849

186,300	Verizon Communications Inc.	5,724,999

	Total Diversified Telecommunication Services	15,917,218

See Notes to Financial Statements.

6   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE
	Wireless Telecommunication Services — 0.9%
441,896	Sprint Nextel Corp.*	$2,125,520

	TOTAL TELECOMMUNICATION SERVICES	18,042,738

UTILITIES — 2.7%

	Multi-Utilities — 2.7%
124,800	Sempra Energy	6,193,824

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $234,010,743)	230,618,517

FACE
AMOUNT

SHORT-TERM INVESTMENT† — 1.1%

	Repurchase Agreement — 1.1%
$2,602,000	Interest in $489,946,000 joint tri-party repurchase agreement dated 6/30/09 with Greenwich Capital Markets Inc., 0.080% due 7/1/09; Proceeds at maturity — $2,602,006; (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.625% due 8/18/09 to 2/20/29; Market value — $2,654,054) (Cost — $2,602,000)	2,602,000

	TOTAL INVESTMENTS — 99.7% (Cost — $236,612,743#)	233,220,517

	Other Assets in Excess of Liabilities — 0.3%	636,762

	TOTAL NET ASSETS — 100.0%	$233,857,279

†	Under the Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

FDR — Foreign Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   7

Statement of assets and liabilities (unaudited)
June 30, 2009

ASSETS:

Investments, at value (Cost — $236,612,743)	$233,220,517

Cash	619

Receivable for securities sold	958,910

Dividends and interest receivable	570,174

Receivable for Portfolio shares sold	6,503

Prepaid expenses	1,203

Total Assets	234,757,926

LIABILITIES:

Payable for Portfolio shares repurchased	504,014

Investment management fee payable	127,273

Trustees’ fees payable	10,344

Accrued expenses	259,016

Total Liabilities	900,647

TOTAL NET ASSETS	$233,857,279

NET ASSETS:

Par value (Note 5)	$228

Paid-in capital in excess of par value	265,858,005

Undistributed net investment income	2,763,979

Accumulated net realized loss on investments and foreign currency transactions	(31,374,181)

Net unrealized depreciation on investments and foreign currencies	(3,390,752)

TOTAL NET ASSETS	$233,857,279

Shares Outstanding	22,768,022

Net Asset Value	$10.27

See Notes to Financial Statements.

8   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended June 30, 2009

INVESTMENT INCOME:

Dividends	$4,057,073

Interest	11,160

Less: Foreign taxes withheld	(125,814)

Total Investment Income	3,942,419

EXPENSES:

Investment management fee (Note 2)	725,505

Shareholder reports	77,818

Audit and tax	14,100

Legal fees	13,168

Trustees’ fees	11,557

Insurance	3,775

Custody fees	1,771

Transfer agent fees	305

Miscellaneous expenses	3,088

Total Expenses	851,087

NET INVESTMENT INCOME	3,091,332

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(19,591,932)

Foreign currency transactions	1,404

Net Realized Loss	(19,590,528)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	19,623,274

Foreign currencies	1,474

Change in Net Unrealized Appreciation/Depreciation	19,624,748

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	34,220

INCREASE IN NET ASSETS FROM OPERATIONS	$3,125,552

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited)
AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:

Net investment income	$3,091,332	$6,757,228

Net realized loss	(19,590,528)	(10,049,842)

Change in net unrealized appreciation/depreciation	19,624,748	(155,340,197)

Increase (Decrease) in Net Assets From Operations	3,125,552	(158,632,811)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(2,500,016)	(4,575,013)

Net realized gains	—	(10,995,710)

Decrease in Net Assets From Distributions to Shareholders	(2,500,016)	(15,570,723)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	3,022,922	8,637,364

Reinvestment of distributions	2,500,016	15,570,723

Cost of shares repurchased	(23,952,708)	(105,980,718)

Decrease in Net Assets From Portfolio Share Transactions	(18,429,770)	(81,772,631)

DECREASE IN NET ASSETS	(17,804,234)	(255,976,165)

NET ASSETS:

Beginning of period	251,661,513	507,637,678

End of period*	$233,857,279	$251,661,513

* Includes undistributed net investment income of:	$2,763,979	$2,172,663

See Notes to Financial Statements.

10   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.16	$16.52	$16.55	$14.54	$13.81	$12.69

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.13	0.25	0.24	0.20	0.18	0.21

Net realized and unrealized gain (loss)	0.09	(6.02)	0.41	2.45	0.72	1.11

Total income (loss) from operations	0.22	(5.77)	0.65	2.65	0.90	1.32

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)	(0.19)	(0.22)	(0.26)	(0.17)	(0.20)

Net realized gains	—	(0.40)	(0.46)	(0.38)	—	—

Total distributions	(0.11)	(0.59)	(0.68)	(0.64)	(0.17)	(0.20)

NET ASSET VALUE, END OF PERIOD	$10.27	$10.16	$16.52	$16.55	$14.54	$13.81

Total return[4]	2.17%	(35.62)%	3.90%	18.26%	6.53%	10.38%

NET ASSETS, END OF PERIOD (000s)	$233,857	$251,662	$507,638	$306,775	$339,529	$363,803

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.76%[5]	0.80%	0.67%	0.75%[6]	0.71%	0.77%

Net expenses[7]	0.76 [5]	0.80	0.67	0.75 [6,8]	0.71	0.77 [8]

Net investment income	2.77 [5]	1.77	1.38	1.30	1.32	1.57

PORTFOLIO TURNOVER RATE	14%	23%	12%	22%	51%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.72%.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   11

Notes to financial statements (unaudited)

1.	Organization and significant accounting policies
Legg Mason Partners Variable Investors Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 19, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

12   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED	INPUTS	INPUTS
	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments:
Common Stocks:

Consumer Discretionary	$32,670,170	$4,098,517	—	$36,768,687

Consumer Staples	37,176,867	—	—	37,176,867

Energy	34,838,639	—	—	34,838,639

Financials	48,267,576	—	—	48,267,576

Health Care	17,869,983	2,613,496	—	20,483,479

Industrials	14,841,686	—	—	14,841,686

Information Technology	9,955,228	—	—	9,955,228

Materials	4,049,793	—	—	4,049,793

Telecommunication Services	18,042,738	—	—	18,042,738

Utilities	6,193,824	—	—	6,193,824

Total common stocks	223,906,504	6,712,013	—	230,618,517

Short-term investments†	—	2,602,000	—	2,602,000

Total Investments	$223,906,504	$9,314,013	—	$233,220,517

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   13

Notes to financial statements (unaudited) continued

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable

14   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   15

Notes to financial statements (unaudited) continued

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $350 million	0.650%

Next $150 million	0.550

Next $250 million	0.525

Next $250 million	0.500

Over $1 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

During the six months ended June 30, 2009, the Portfolio had a voluntary expense limitation in place of 1.00%.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of June 30, 2009, the Portfolio had accrued $8,470 as deferred compensation payable.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

16   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

3.	Investments
During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,021,707

Sales	36,517,267

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,106,857

Gross unrealized depreciation	(37,499,083)

Net unrealized depreciation	$(3,392,226)

4.	Derivative instruments and hedging activities
Financial Accounting Standards Board of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2009, the Portfolio did not invest in any derivative instruments.

5.	Shares of beneficial interest
At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Portfolio were as follows:

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
Class I
Shares sold	315,440	622,668
Shares issued on reinvestment	242,485	1,215,027
Shares repurchased	(2,558,903)	(7,790,100)

Net decrease	(2,000,978)	(5,952,405)

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   17

Notes to financial statements (unaudited) continued

6.	Capital loss carryforward
As of December 31, 2008, the Portfolio had a net capital loss carryforward of approximately $3,629,024 all of which expire in 2016. This amount will be available to offset any future taxable capital gains.

7.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected

18   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   19

Notes to financial statements (unaudited) continued

on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM,

20   Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report

(collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Variable Investors Portfolio 2009 Semi-Annual Report   21

Legg Mason Partners Variable Investors Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Investors Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Investors Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010089 8/09 SR09-866

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1)  Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: August 27, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: August 27, 2009

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: August 27, 2009